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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and to the use of our report dated March 25, 1997 with respect to the financial statements of Allergan Ligand Retinoid Therapeutics, Inc. in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of Ligand Pharmaceuticals Incorporated for the registration of its common stock.

                                                         ERNST & YOUNG LLP

San Diego, California
November 21, 1997